Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2003-VT1
Composition of Contract Pool
at December 31, 2005

Number of Contracts	Current Required Payoff Amount	Weighted Average Original Term	Weighted Average Remaining Term	Average Required Payoff Amount (Range)

25,514	$135,743,985	58.00 months	19.36 months	$5,320
				$(0 to $1,183,373.85)

Type of Contract
at December 31, 2005

Type of Contract	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

True Leases	14,811	58.05%	99,355,611	73.19%
Finance Leases	10,703	41.95	36,388,373	26.81

Total	25,514	100.00%	135,743,985	100.00%

CIT Equipment Collateral 2003-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2005

State	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Alabama	256	1.00%	975,950.73	0.72%
Alaska	55	0.22	218,272.79	0.16
Arizona	407	1.60	2,654,129.74	1.96
Arkansas	102	0.40	523,050.19	0.39
California	3094	12.13	12,777,103.42	9.41
Colorado	579	2.27	2,543,822.30	1.87
Connecticut	433	1.70	2,633,733.40	1.94
Delaware	105	0.41	471,974.32	0.35
District of Columbia	76	0.30	145,228.27	0.11
Florida	1860	7.29	6,546,706.36	4.82
Georgia	813	3.19	7,033,035.95	5.18
Hawaii	66	0.26	75,005.87	0.06
Idaho	72	0.28	235,188.03	0.17
Illinois	779	3.05	5,334,247.40	3.93
Indiana	334	1.31	1,962,914.28	1.45
Iowa	137	0.54	402,192.60	0.30
Kansas	133	0.52	627,735.84	0.46
Kentucky	206	0.81	423,408.29	0.31
Louisiana	267	1.05	441,022.78	0.32
Maine	46	0.18	48,492.69	0.04
Maryland	540	2.12	2,412,289.87	1.78
Massachusetts	973	3.81	4,957,889.94	3.65
Michigan	954	3.74	6,570,827.93	4.84
Minnesota	454	1.78	4,701,221.40	3.46
Mississippi	140	0.55	333,306.51	0.25
Missouri	323	1.27	1,712,203.71	1.26
Montana	70	0.27	175,489.21	0.13
Nebraska	79	0.31	704,132.95	0.52
Nevada	144	0.56	717,777.16	0.53
New Hampshire	116	0.45	685,407.87	0.50
New Jersey	1856	7.27	18,097,764.80	13.33
New Mexico	120	0.47	320,152.72	0.24
New York	2526	9.90	14,712,385.26	10.84
North Carolina	565	2.21	1,624,674.18	1.20
North Dakota	20	0.08	140,286.84	0.10
Ohio	637	2.50	5,212,046.09	3.84
Oklahoma	168	0.66	518,111.75	0.38
Oregon	343	1.34	971,177.82	0.72
Pennsylvania	1202	4.71	5,553,686.75	4.09
Puerto Rico	1	0.00	1,010.33	0.00
Quebec	1	0.00	86.65	0.00
Rhode Island	85	0.33	382,653.21	0.28
South Carolina	280	1.10	999,722.49	0.74
South Dakota	58	0.23	131,150.28	0.10
Tennessee	539	2.11	2,163,992.94	1.59
Texas	1765	6.92	8,375,406.03	6.17
Utah	111	0.44	291,912.47	0.22
Vermont	56	0.22	103,354.56	0.08
Virginia	672	2.63	2,977,538.21	2.19
Washington	449	1.76	1,102,877.18	0.81
West Virginia	109	0.43	1,479,027.80	1.09
Wisconsin	292	1.14	1,467,792.55	1.08
Wyoming	46	0.18	73,412.16	0.05

Total	25,514	100.00%	135,743,985	100.00%

CIT Equipment Collateral 2003-VT1
Payment Status
at December 31, 2005

Days Delinquent	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Current, including 1 to 30 day delinquent contracts	23,748	93.08%	131,190,087	96.65%
31-60 days delinquent	791	3.10	2,415,811	1.78
61-90 days delinquent	392	1.54	1,221,436	0.90
91-120 days delinquent	235	0.92	364,352	0.27
Over 120 days delinquent	348	1.36	552,299	0.41

Total	25,514	100.00%	135,743,985	100.00%

Equipment Type
at December 31, 2005

Type of Equipment	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Telecommunciations	5,791	22.70%	74,066,415	54.56%
Computers	14,700	57.62	14,585,650	10.74
General Office Equipment/Copiers	3,248	12.73	24,704,708	18.20
Software	309	1.21	14,453,153	10.65
Automotive	1,330	5.21	7,240,404	5.33
Other (1)	136	0.53	693,655	0.51

Total	25,514	100.00%	135,743,985	100.00%

(1)	Includes $31,870.93 as the largest and $5,100 as the average Required Payoff Amount.

CIT Equipment Collateral 2003-VT1
Required Payoff Amount
at December 31, 2005

Required Payoff Amount	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

0.00 - 5,000.00	20,701	81.14%	$24,479,822	18.03%
5,000.01 - 10,000.00	2,233	8.75	15,598,628	11.49
10,000.01 - 15,000.00	936	3.67	11,428,936	8.42
15,000.01 - 25,000.00	707	2.77	13,514,851	9.96
25,000.01 - 50,000.00	540	2.12	18,490,624	13.62
50,000.01 - 100,000.00	239	0.94	16,672,508	12.28
100,000.01 - 150,000.00	81	0.32	9,833,557	7.24
150,000.01 - 250,000.00	36	0.14	6,812,095	5.02
250,000.01 - 500,000.00	26	0.10	8,727,929	6.43
500,000.01 - 1,000,000.00	14	0.05	9,001,662	6.63
1,000,000.01 - $1,183,373.85	1	0.00	1,183,374	0.87

Total	25,514	100.00%	$135,743,985	100.00%

Remaining Term
at December 31, 2005

Remaining Terms of Contracts	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

(months)

0- 12	14,198	55.65%	17,154,898.59	12.64%
13- 24	9,619	37.70	92,955,132	68.48
25- 36	1,677	6.57	23,287,205	17.16
37- 48	18	0.07	2,318,933	1.71
49- 60	2	0.01	27,815	0.02

Total	25,514	100.00%	$135,743,985	100.00%

CIT Equipment Collateral 2003-VT1
Types of Obligor
at December 31, 2005

Type of Obligor	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Services Organizations (1)	10,125	39.68%	63,093,626	46.48%
Manufacturing	2,110	8.27	19,196,941	14.14
Finance, Insurance, & Real Estate (Financial Institu	2,185	8.56	12,962,262	9.55
Wholesale Trade	1,486	5.82	8,351,114	6.15
Medical /Healthcare Organizations	1,275	5.00	7,914,236	5.83
Retail Trade	1,746	6.84	7,805,111	5.75
Transportation	519	2.03	3,264,891	2.41
Other (2)	4,036	15.82	3,154,320	2.32
Printing, Publishing & Allied Products	306	1.20	2,667,755	1.97
Construction	986	3.86	2,640,712	1.95
Communications & Utilities	276	1.08	2,283,274	1.68
Public Administration	146	0.57	1,476,168	1.09
Resources & Agriculture	318	1.25	933,574	0.69

Total	25,514	100.00%	135,743,985	100.00%

(1)

Primarily: Miscellaneous Service Organization (24.5%); Engineering, Accounting and Research (14.4%); Automotive Repair, Service and Parts (13.3%); Business Services (12.9%) : and Membership Organization (8.6%).

(2)	Includes $43,744.04 as the largest required payoff amount relating to a single obligor.

           As shown in the table above, the servicer’s records lists 2.32% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 1.93% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.39% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

Obligors (including contracts securing vendor loans )	Number of Contracts	% of Total Number of Contracts	Required Payoff Amount	% of Required Payoff Amount

Top 5 Obligors	150	0.59%	$8,151,986	6.01%

The Top 5 obligors conduct business in the Service Industries (2.62%); Manufacturing industries (2.40%) and Retail Trade Industries (0.98%).

CIT Equipment Trust 2003-VT1
Scheduled Payments from the Contracts
at December 31, 2005

Collection Period	Scheduled Cashflows	Collection Period	Scheduled Cashflows

Positive Rent Due	2,825,581.88

January-2006	8,161,181.00	February-2008	647,854.92
February-2006	9,059,557.38	March-2008	330,789.91
March-2006	7,561,034.25	April-2008	106,946.38
April-2006	7,298,847.82	May-2008	87,478.23
May-2006	7,114,213.17	June-2008	61,814.51
June-2006	6,943,708.32	July-2008	61,417.04
July-2006	6,854,929.11	August-2008	60,543.82
August-2006	6,839,975.58	September-2008	59,091.21
September-2006	6,717,090.42	October-2008	58,494.54
October-2006	6,534,106.19	November-2008	58,260.24
November-2006	6,412,234.11	December-2008	58,260.24
December-2006	6,200,211.74	January-2009	58,260.24
January-2007	6,016,496.94	February-2009	58,260.24
February-2007	5,802,325.68	March-2009	58,100.64
March-2007	5,559,732.58	April-2009	58,001.06
April-2007	5,170,512.09	May-2009	55,312.22
May-2007	4,661,276.47	June-2009	48,713.62
June-2007	4,310,586.02	July-2009	24,483.07
July-2007	3,845,586.16	August-2009	5,836.42
August-2007	3,247,507.74	September-2009	3,275.63
September-2007	2,834,592.71	October-2009	3,275.63
October-2007	2,411,271.41	November-2009	3,275.63
November-2007	1,814,972.10	December-2009	585.75
December-2007	1,468,082.10	January-2010	585.75
January-2008	971,699.87	February-2010	587.75